UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 8, 2022
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events
On December 8, 2022, Bunge Limited announced that it intends to change its place of incorporation from Bermuda to Switzerland. The proposal is subject to various conditions, including shareholder approval, which Bunge expects to seek in 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information Regarding the Reincorporation will be filed with the SEC
This communication may be deemed to be solicitation material in respect of the proposed reincorporation. In connection with the proposal, Bunge intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. PLEASE READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REINCORPORATION AND BUNGE. Investors and security holders may obtain a free copy of the proxy materials (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy materials and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., phone (636) 292-3014.
Bunge and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed reincorporation. Information about them is set forth in Bunge’s proxy statement filed with the SEC on March 31, 2022, in connection with its 2022 annual meeting of shareholders. Shareholders and investors may obtain additional information regarding their interest, which may be different than those of Bunge’s shareholders generally, by reading the proxy statement and other relevant documents regarding the reincorporation, which will be filed with the SEC. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Corporate Secretary